Collateral Stratification Report

Master 03-7

Pool Summary	COUNT	UPB	%
Conforming	1	$404,456.95	0.20%
Non Conforming	414	205,610,632.60	99.80
Total:	415	$206,015,089.55	100.00%
Data as of Date: 2003-06-01
AVG UPB: $496,421.90
GROSS WAC: 5.9582%
NET WAC: 5.705%
% SF/PUD: 94.32%
% FULL/ALT: 72.24%
% CASHOUT: 18.08%
% BUYDOWN: 0.22%
% LTV > 80 NO MI: 0.00%
WA LTV: 65.35%
% FICO > 679: 83.92%
% NO FICO: 1.81%
WA FICO: 734
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 49.90%

Original Balance	COUNT	UPB	%	WA LTV
$300,000.01 - $350,000.00	28	$9,518,211.52	4.62%	67.20%
$350,000.01 - $400,000.00	106	39,897,371.50	19.37	66.30
$400,000.01 - $450,000.00	70	29,782,069.95	14.46	63.67
$450,000.01 - $500,000.00	62	29,682,754.85	14.41	70.90
$500,000.01 - $550,000.00	45	23,591,412.74	11.45	70.98
$550,000.01 - $600,000.00	25	14,311,206.34	6.95	65.96
$600,000.01 - $650,000.00	34	21,701,460.50	10.53	61.51
$650,000.01 - $700,000.00	7	4,712,148.72	2.29	64.12
$700,000.01 - $750,000.00	9	6,637,092.83	3.22	64.04
$750,000.01 - $800,000.00	8	6,252,787.62	3.04	59.11
$800,000.01 - $850,000.00	2	1,627,435.21	0.79	52.86
$850,000.01 - $900,000.00	2	1,734,990.17	0.84	69.84
$900,000.01 - $950,000.00	3	2,754,142.24	1.34	58.04
$950,000.01 - $1,000,000.00	14	13,812,005.36	6.70	55.03
Total:	415	$206,015,089.55	100.00%	65.35%
Minimum: $327,000.00
Maximum: $1,000,000.00
Average: $496,722.80

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	28	$9,518,211.52	4.62%
$350,000.01 - $400,000.00	106	39,897,371.50	19.37
$400,000.01 - $450,000.00	70	29,782,069.95	14.46
$450,000.01 - $500,000.00	62	29,682,754.85	14.41
$500,000.01 - $550,000.00	45	23,591,412.74	11.45
$550,000.01 - $600,000.00	25	14,311,206.34	6.95
$600,000.01 - $650,000.00	34	21,701,460.50	10.53
$650,000.01 - $700,000.00	7	4,712,148.72	2.29
$700,000.01 - $750,000.00	9	6,637,092.83	3.22
$750,000.01 - $800,000.00	8	6,252,787.62	3.04
$800,000.01 - $850,000.00	2	1,627,435.21	0.79
$850,000.01 - $900,000.00	2	1,734,990.17	0.84
$900,000.01 - $950,000.00	3	2,754,142.24	1.34
$950,000.01 - $1,000,000.00	14	13,812,005.36	6.70
Total:	415	$206,015,089.55	100.00%
Minimum: $326,674.46
Maximum: $1,000,000.00
Average: $496,421.90

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

Master 03-7

Gross Rate	COUNT	UPB	%
5.001% - 5.125%	1	$510,795.22	0.25%
5.126% - 5.250%	2	932,484.98	0.45
5.376% - 5.500%	4	1,822,761.65	0.88
5.501% - 5.625%	8	3,942,273.10	1.91
5.626% - 5.750%	67	32,980,872.88	16.01
5.751% - 5.875%	120	58,369,291.41	28.33
5.876% - 6.000%	110	55,237,125.35	26.81
6.001% - 6.125%	59	28,610,184.90	13.89
6.126% - 6.250%	34	18,686,619.98	9.07
6.251% - 6.375%	4	2,013,061.67	0.98
6.376% - 6.500%	6	2,909,618.41	1.41
Total:	415	$206,015,089.55	100.00%
Minimum: 5.125%
Maximum: 6.500%
Weighted Average: 5.958%

Net Rate	COUNT	UPB	%
4.751% - 5.000%	3	$1,443,280.20	0.70%
5.001% - 5.250%	4	1,822,761.65	0.88
5.251% - 5.500%	75	36,923,145.98	17.92
5.501% - 5.750%	230	113,606,416.76	55.14
5.751% - 6.000%	93	47,296,804.88	22.96
6.001% - 6.250%	10	4,922,680.08	2.39
Total:	415	$206,015,089.55	100.00%
Minimum: 4.835%
Maximum: 6.250%
Weighted Average: 5.705%

Original Term to Maturity	COUNT	UPB	%
181 –240	5	$2,631,650.00	1.28%
241 –300	2	694,006.18	0.34
301 –359	8	4,232,598.34	2.05
360-360	400	198,456,835.03	96.33
Total:	415	$206,015,089.55	100.00%
Minimum: 240
Maximum: 360
Weighted Average: 358

Remaining Term to Stated Maturity	COUNT	UPB	%
181 –240	5	$2,631,650.00	1.28%
241 –300	2	694,006.18	0.34
301 –359	96	48,767,166.54	23.67
360-360	312	153,922,266.83	74.71
Total:	415	$206,015,089.55	100.00%
Minimum: 239
Maximum: 360
Weighted Average: 358

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

Master 03-7

Seasoning	COUNT	UPB	%
<= 0	321	$158,407,632.01	76.89%
1 - 1	80	40,907,441.23	19.86
2-2	10	5,108,632.14	2.48
3-3	1	390,352.61	0.19
4-4	1	496,996.00	0.24
5-5	2	704,035.56	0.34
Total:	415	$206,015,089.55	100.00%
Minimum: 0
Maximum: 5
Weighted Average: 0

FICO Scores	COUNT	UPB	%
0-0	8	$3,719,140.21	1.81%
610-619	1	359,000.00	0.17
620-629	8	4,057,796.92	1.97
630-639	9	3,849,900.00	1.87
640-649	8	3,510,387.07	1.70
650-659	7	3,106,707.43	1.51
660-669	15	7,488,923.76	3.64
670-679	14	7,033,214.82	3.41
680-689	12	5,788,985.74	2.81
690-699	24	12,873,867.03	6.25
700-709	25	11,929,858.75	5.79
710-719	19	10,565,993.91	5.13
720-729	25	13,775,638.71	6.69
730-739	19	9,799,233.86	4.76
740-749	27	13,010,234.00	6.32
750-759	43	23,605,681.78	11.46
760-769	39	18,061,284.50	8.77
770-779	42	19,401,768.11	9.42
780-789	37	17,513,406.00	8.50
790-799	22	10,592,050.55	5.14
800-809	8	3,799,678.11	1.84
810-819	3	2,172,338.29	1.05
Total:	415	$206,015,089.55	100.00%
Minimum: 0
Maximum: 814
Weighted Average: 734

Loan To Value Ratio		COUNT	UPB	%
15.01% - 20.00%		1	$627,309.57	0.30%
20.01% - 25.00%		2	1,405,048.29	0.68
25.01% - 30.00%		3	1,524,235.34	0.74
30.01% - 35.00%		4	2,205,876.18	1.07
35.01% - 40.00%		10	4,783,639.96	2.32
40.01% - 45.00%		15	8,047,098.21	3.91
45.01% - 50.00%		28	15,794,629.00	7.67
50.01% - 55.00%		31	15,720,561.19	7.63
55.01% - 60.00%		41	20,446,256.66	9.92
60.01% - 65.00%		40	20,243,076.29	9.83
65.01% - 70.00%		49	23,693,208.20	11.50
70.01% - 75.00%		54	27,919,015.91	13.55
75.01% - 80.00%		124	58,431,881.28	28.36
80.01% - 85.00%		4	1,621,250.00	0.79
85.01% - 90.00%		6	2,379,396.47	1.15
90.01% - 95.00%		3	1,172,607.00	0.57
Total:		415	$206,015,089.55	100.00%
Minimum: 15.69%
Maximum:	95.00%
Weighted Average:	65.35%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

Master 03-7

Comb Loan To Value Ratio	COUNT	UPB	%
<= 0.00%	52	$23,223,564.88	11.27%
15.01% - 20.00%	1	627,309.57	0.30
20.01% - 25.00%	1	450,000.00	0.22
25.01% - 30.00%	3	1,730,048.29	0.84
30.01% - 35.00%	3	1,205,876.18	0.59
35.01% - 40.00%	9	4,554,931.80	2.21
40.01% - 45.00%	9	4,583,701.29	2.22
45.01% - 50.00%	15	8,796,040.11	4.27
50.01% - 55.00%	21	10,374,811.43	5.04
55.01% - 60.00%	29	15,078,087.22	7.32
60.01% - 65.00%	35	18,084,437.10	8.78
65.01% - 70.00%	47	23,926,701.82	11.61
70.01% - 75.00%	49	26,057,185.78	12.65
75.01% - 80.00%	81	39,792,638.72	19.32
80.01% - 85.00%	16	7,761,543.99	3.77
85.01% - 90.00%	35	15,590,485.20	7.57
90.01% - 95.00%	9	4,177,726.17	2.03
Total:	415	$206,015,089.55	100.00%
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 60.89%

DTI		COUNT	UPB	%
<= 0.000%		12	$6,415,780.36	3.11%
0.001% - 1.000%		1	329,532.89	0.16
1.001% - 6.000%		1	399,182.35	0.19
6.001% - 11.000%		11	5,633,405.85	2.73
11.001% - 16.000%		28	14,441,976.44	7.01
16.001% - 21.000%		40	22,141,460.16	10.75
21.001% - 26.000%		47	24,913,803.96	12.09
26.001% - 31.000%		63	30,182,129.55	14.65
31.001% - 36.000%		77	36,299,619.27	17.62
36.001% - 41.000%		67	32,362,854.77	15.71
41.001% - 46.000%		42	20,148,084.47	9.78
46.001% - 51.000%		22	11,122,748.48	5.40
51.001% - 56.000%		3	1,104,511.00	0.54
56.001% - 61.000%		1	520,000.00	0.25
Total:		415	$206,015,089.55	100.00%
Minimum:	0.00%
Maximum:	57.20%
Weighted	Average: 30.58%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

Master 03-7

Geographic Concentration	COUNT	UPB	%
California	206	$102,810,991.75	49.90%
Illinois	45	22,562,284.06	10.95
New York	28	13,686,742.65	6.64
Colorado	17	7,582,697.75	3.68
Michigan	13	7,366,932.19	3.58
New Jersey	16	7,258,817.58	3.52
Massachusetts	11	5,290,560.54	2.57
Virginia	9	4,045,794.09	1.96
Florida	7	3,930,500.00	1.91
Maryland	8	3,875,450.00	1.88
Indiana	7	3,852,290.82	1.87
Washington	7	3,500,920.56	1.70
Texas	7	3,197,657.80	1.55
Ohio	5	2,615,643.44	1.27
Wisconsin	5	2,443,573.02	1.19
Arizona	3	2,010,708.72	0.98
District of Columbia	4	1,780,500.00	0.86
Kentucky	3	1,566,999.00	0.76
Georgia	3	1,165,172.86	0.57
Utah	2	1,134,000.00	0.55
Vermont	1	670,000.00	0.33
New Hampshire	1	544,600.00	0.26
Connecticut	1	543,200.00	0.26
Louisiana	1	499,452.72	0.24
Missouri	1	456,000.00	0.22
Rhode Island	1	456,000.00	0.22
South Carolina	1	445,700.00	0.22
Pennsylvania	1	383,900.00	0.19
Oklahoma	1	338,000.00	0.16
Total:	415	$206,015,089.55	100.00%

North-South CA	COUNT	UPB	%
North CA	116	$58,776,043.18	28.53%
South CA	90	44,034,948.57	21.37
States Not CA	209	103,204,097.80	50.10
Total:	415	$206,015,089.55	100.00%

Zip Code Concentration	COUNT	UPB	%
95746	4	$2,496,433.75	1.21%
95120	5	2,417,322.01	1.17
60657	4	2,026,111.00	0.98
60521	3	2,016,000.00	0.98
60137	3	1,780,900.00	0.86
Other	396	195,278,322.79	94.79
Total:	415	$206,015,089.55	100.00%

Loan Purpose	COUNT	UPB	%
Rate/Term Refi	246	$123,832,694.20	60.11%
Purchase	92	44,927,256.63	21.81
Cash Out Refi	77	37,255,138.72	18.08
Total:	415	$206,015,089.55	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

Master 03-7

Document Type	COUNT	UPB	%
Full	290	$141,785,357.39	68.82%
Full Income/Lim. Asset	84	44,117,263.40	21.41
Alt	16	7,041,625.88	3.42
Streamline doc	11	5,941,981.07	2.88
Limited	6	3,142,000.00	1.53
No Income/No Ratio	2	1,413,601.14	0.69
Reduced	3	1,363,463.35	0.66
Stated Income	1	443,547.32	0.22
Stated Inc/ Full Asset	1	395,000.00	0.19
Asset Verification	1	371,250.00	0.18
Total:	415	$206,015,089.55	100.00%

Property Type	COUNT	UPB	%
1-Family	337	$166,858,821.28	80.99%
PUD	31	14,299,744.70	6.94
PUD (Detached)	20	11,508,009.42	5.59
Condo	13	6,130,776.85	2.98
2-Family	8	4,224,338.90	2.05
PUD (Attached)	3	1,647,349.25	0.80
3-Family	1	536,452.50	0.26
Coop	1	414,596.65	0.20
Town House	1	395,000.00	0.19
Total:	415	$206,015,089.55	100.00%

Occupancy	COUNT	UPB	%
Primary	397	$197,544,553.46	95.89%
Secondary	16	7,729,670.50	3.75
Investor	2	740,865.59	0.36
Total:	415	$206,015,089.55	100.00%

Prepayment Penalty	COUNT	UPB	%
N	415	$206,015,089.55	100.00%
Total:	415	$206,015,089.55	100.00%
wa TERM: 0.000

Balloon Flag	COUNT	UPB	%
No	415	$206,015,089.55	100.00%
Total:	415	$206,015,089.55	100.00%

Mortgage Ins.	COUNT	UPB	%
Curr LTV < 80%	402	$200,841,836.08	97.49%
GEMIC	1	499,014.51	0.24
PMI EXISTS (Unknown Co)	10	3,885,886.35	1.89
United Guaranty	2	788,352.61	0.38
Total:	415	$206,015,089.55	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

Collateral Stratification Report

Master 03-7

Relocation Flag	COUNT	UPB	%
	316	$159,351,848.76	77.35%
N	98	46,219,693.47	22.44
Y	1	443,547.32	0.22
Total:	415	$206,015,089.55	100.00%

Originator	COUNT	UPB	%
Bank of America	140	$71,953,316.84	34.93%
Bank One	80	40,647,878.65	19.73
Chevy Chase	13	5,477,800.00	2.66
Greenpoint Mortgage Corporatio	26	11,105,818.33	5.39
HSBC	95	45,913,500.90	22.29
Market Street	1	1,000,000.00	0.49
Mid America	21	10,223,139.00	4.96
Mortgage IT	9	4,041,500.00	1.96
Nexstar	3	1,444,147.32	0.70
Provident Funding	6	2,898,261.49	1.41
Provident Savings Bank, FSB	1	550,000.00	0.27
RBC Mortgage	10	6,080,601.14	2.95
Trust Company of NJ	7	2,774,125.88	1.35
Weichert Financial	3	1,905,000.00	0.92
Total:	415	$206,015,089.55	100.00%

Servicer	COUNT	UPB	%
Alliance Mortgage	9	$4,041,500.00	1.96%
Bank of America	140	71,953,316.84	34.93
Bank One	80	40,647,878.65	19.73
GMAC	4	2,455,000.00	1.19
HSBC	95	45,913,500.90	22.29
Mid America	21	10,223,139.00	4.96
Nexstar	3	1,444,147.32	0.70
Provident Funding	6	2,898,261.49	1.41
Trust Company of NJ	7	2,774,125.88	1.35
Wells Fargo Bank	13	5,477,800.00	2.66
Washington Mutual	37	18,186,419.47	8.83
Total:	415	$206,015,089.55	100.00%

The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.